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EXHIBIT 10.1
                          STANDARD FORM OF OFFICE LEASE
                    The Real Estate Board of New York, Inc.

                                                                          2-8-84
Agreement of Lease, made as of this 24th day of March 1994, between

DONALD E. AXINN, having an office at 131 Jericho Turnpike, Jericho, New York 11753,

party of the first part, hereinafter referred to as OWNER, and

MIKE'S ORIGINAL, INC., having an address of 73 Melanie Lane, Syosset, New York 11791,

                    party of the second part, hereinafter referred to as TENANT,

Witnesseth:    Owner hereby leases to Tenant and Tenant hereby hires from
               Owner Suite 402



in the building known as  131 Jericho Turnpike, Jericho, New York, for the term of three (3) years

         (or until such term shall sooner cease and expire as hereinafter provided) to commence on the

1st      day of     April   nineteen hundred and ninety-four , and to end on the
30th     day of     June    nineteen hundred and ninety-seven

both dates inclusive, at an annual rental rate as set forth in Paragraph 53 below which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first    monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

RENT          1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY     2. Tenant shall use and occupy demised premises for office use,

                                                       and for no other purpose.

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TENANT ALTERATIONS:

         3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS

         4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the

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building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING:

         5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, LOADS:

         6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's

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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, others, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums

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thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

         7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY -- LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

        8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

        If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

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DESTRUCTION, FIRE AND OTHER CASUALTY:

         9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided, (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the issurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

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EMINENT DOMAIN:

        10. If the whole or any part of the demised premises: shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT, MORTGAGE,ETC.:

         11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment, If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment. underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting,

ELECTRIC CURRENT:

         12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

         13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the
-------------------
Rider to be added if necessary.

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same to prospective purchasers or mortgagees of the building and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA:

         14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:

         15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (I) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

         18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES

         19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor, If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

         20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owners's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possesion of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

         22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

         23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

         24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

         25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

         26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO PERFORM:

         27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

         28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS

         29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense. In a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS:

         30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

         31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION-SHORING:

         32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS

         33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

         34. Tenant has deposited with Owner the sum of $4,068.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. See (paragraph symbol) 56 for additional provisions.

ESTOPPEL CERTIFICATE

         35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.


SUCCESSORS AND ASSIGNS:

         36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


                           SEE RIDER ANNEXED HERETO.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                        DONALD E. AXINN                [SEAL]

                                          By: /s/ Donald E. Axinn        [L.S.]
----------------------------------            ---------------------------

Witness for Tenant:                       MIKE'S ORIGINAL, INC.          [SEAL]

                                          By: /s/ Michael Rosen          [L.S.]
----------------------------------            ---------------------------

                                ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK, ss.:
County of

        On this        day of        , 19 , before me personaly came           ,

to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                                of

the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                  --------------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK, ss.:
County of

        On this        day of        , 19 , before me personaly came           ,

to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that               he executed the same.

                                  --------------------------------------------

CORPORATE TENANT
STATE OF NEW YORK, ss.:
County of

        On this     day of          , 19   , before me personaly came          ,

to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                          of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                  --------------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK, ss.:
County of

        On this    day of        , 19  . before me personally came             ,

to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me
that                         he executed the same.


                                  --------------------------------------------

                          RIDER TO AGREEMENT OF LEASE

                                    between

                          DONALD E. AXINN, as Landlord

                                      and

                        MIKE'S ORIGINAL, INC., as Tenant

                             Dated: March 24, 1994


37. The terms of the within Lease shall be deemed enlarged or modified as the case may be, by the provisions of this Rider, and in case of a conflict between the provisions of this Lease and the provisions of this Rider, the provisions of this Rider shall prevail.

38. Tenant represents that Tenant dealt with no broker other than United Realty in connection with the making of this Lease and agrees to hold Landlord harmless from any claim of any broker other than United Realty who claims commissions by reason of having dealt with Tenant. Landlord agrees to pay the commission of United Realty in accordance with separate letter agreement.

39. For the purposes of this Lease, wherever referred to herein the "base year" shall be the twelve month period commencing January 1, 1994.

40. It is expressly agreed by the Tenant that in order for the air conditioning system to function properly, Tenant is obliged to, and Tenant agrees to keep all windows in the premises closed. The Landlord will service and maintain the air conditioning for the premises generally during the hours of 8:00 am to 6:00 pm on Monday through Friday of each week during the months of June, July, August and September, exclusive of holidays, subject always to event and causes, physical, mechanical and otherwise, beyond the reasonable control of Landlord for failure of which Landlord shall not be liable in any event whatever. Any damage caused to said appliances, equipment or appurtenance as a result of the negligence of, or the careless operation by the Tenant or the agents, servants, employees, licensees, invitees or visitors of the Tenant, shall be repaired by the Landlord at the cost and expense of the Tenant. Any such expense shall constitute additional rent.

41. The removal of extraordinary waste, such as wooden crates, and the discarding of used furniture or equipment are deemed extraordinary waste, and shall be removed from the building by the Tenant at Tenant's own cost and expense. At no time shall the Tenant place any waste of any kind in any public areas. If Tenant does so, the parties agree that everything so placed is abandoned and of no value to Tenant, and Landlord may have the same removed and disposed of at Tenant's expense. This remedy is in addition to any other remedies the Landlord may have.

42. The basic rent payable by Tenant as heretofore provided herein shall be subject to annual increases to cover increased real estate taxes and/or operating expenses, if any, to be arrived at in the following manner:

         (a) In the event that in any calendar year, the Landlord's real estate taxes and/or operating expenses for the building of which the Demised Premises forms a part shall exceed the real estate taxes and/or operating expenses for the base year, the Tenant shall pay, as additional rent, such proportion of the respective excess as the rentable area of the Demised Premises bears to the total rentable area of said building, to wit: 4.3%.

        (b) The real estate taxes shall be deemed to include school, real estate taxes and assessments upon the land and building of which the Demised Premises form a part. Tenant shall pay such excess of real estate taxes within thirty
(30) days after Landlord submits to Tenant evidence of Landlord's payment of the tax and the Landlord's billing showing the computation of such excess. The tax bills of the governing authority shall be deemed final and conclusive. Tenant shall have no right to contest the amount or validity of any imposition. However, in the event of a reduction in assessed valuation for a period for which Tenant has paid excess real estate taxes, then Tenant shall be entitled to a proportionate share of any reimbursement, less a proportionate share of any expenses of the proceeding. In the event that Landlord does not receive separate tax bills for the property of which the building and land containing the Demised Premises are a part, the total tax bill shall be apportioned so that Tenant pays his pro-rata share.

        (c) For the purpose of determining any adjustments of the basic rent under this Lease, the term "operating expenses" shall include the operating expenses for the said building, its basement and sub-basement, the parking and landscaped areas, and are defined to comprise the following, but only to the extent that these items are paid for by the Landlord:

         i. The wages and salaries of all employees engaged in the operation, management and maintenance of the building, the parking and landscaped areas, employees social security taxes and any taxes which may be levied on such wages and salaries.

         ii. All janitor and office supplies and materials used in the operation and maintenance of the building.

         iii. The cost of water and power, heating, lighting, ventilating and air-conditioning the building.

         iv. The cost of all maintenance and service agreements on equipment including A.D.T. service, cleaning, window cleaning and elevator maintenance.

         v.       Insurance premiums.

         vi. The cost of repairs, improvements and general maintenance, of the building, the parking and landscaped areas, exclusive of expenses as alteration of premises for the accommodation of a specific tenant or tenants.

         vii. As soon as practicable after December 31st of each year hereafter during the term of this Lease, Landlord shall cause a certified public accountant to review its " operating expenses" for the said building for said preceding 12 month period and prepare a statement and computation of the additional rental, if any, payable by the Tenant in accordance with the provisions herein contained. A copy of such statement of "operating expenses" and computation shall be delivered to the Tenant. Tenant agrees to accept as final and determinative the amount shown as due on said statement and agrees to pay the same on present statement.

        (d) All items of additional rent provided for in this agreement of lease shall be payable when billed by Landlord to Tenant. Landlord may, at Landlord's election, bill Tenant for one-twelfth (1/12th) of the anticipated increases which shall be estimated by adding 8% to the expenses in the prior year. Adjustment of the estimated increases shall be made at the end of each year when the actual figures are available. Additional rent for the first and last year of the term of the Lease shall be pro-rated. The obligation to pay the additional rent accrued during the last year of the term of the Lease shall survive the termination of the Lease and be payable even though the calculations thereof are not made until after the termination of the Lease. For the purpose of determining any adjustments of the basic rent under this Lease, the term "operating expenses" shall include the operating expenses for the said building, its basement and sub-basement, the parking and landscaped areas, and are defined to comprise the following, but only to the extent that these items are paid for by the Landlord.

43. Tenant shall require all of its personnel and visitors to park their vehicles only in areas from time to time designated by Landlord as to areas for such parking, if Landlord elects to so designate such areas. Tenant shall not permit its employees, suppliers or invitees at all times to park trucks or delivery vehicles in the parking areas. Landlord shall determine the area and size of Tenant's parking. Tenant shall be allotted four (4) spaces for automobiles.

44. All work that the Tenant does or shall do in the Demised Premises shall be done with union labor and materials only, and shall at all times conform to the standards for the buildings, and shall comply with all rules and regulations of the municipal authorities having jurisdiction thereof and shall be free of all mechanic's liens. Tenant shall not do any work without the prior written consent of the Landlord.

45. Any partitions or installations that the Tenant may install, whether movable or not, shall belong to the Landlord unless the Landlord advises to the contrary, in which event the Tenant shall remove the same upon Tenant's removal from the premises.

46. It is hereby expressly agreed and understood that no representations have been made concerning this Lease and there have been no inducements by way of statements or representations other than those contained herein, and that the contents of any advertising brochures, literature or other media are hereby expressly excluded from this Lease, and this Lease contains the entire agreement between the parties.

47. Throughout the term of this Lease, the Tenant shall pay for electricity consumed within the Demised Premises. The Landlord shall supply and pay for electricity for those areas used in common by the Tenant herein and other tenants. The Landlord shall similarly supply and pay for electricity consumed in the heating, ventilating and air conditioning systems. In the event that Tenant's consumption of electrical energy is not separately metered, Tenant shall pay for Tenant's consumption of electrical energy as additional rent hereunder in monthly installments in advance, in an amount based upon the estimated electrical consumption of the Tenant. The estimated electrical consumption may be compared as frequently as annually to the connected electrical load within the Demised Premises, based upon full utilization during the hours described in Paragraph 40, as calculated by a reputable independent electrical engineer to be selected by the Landlord, at which time appropriate adjustments shall be made to take effect retroactively. A copy of such calculated electrical consumption and of the basic computations made in calculating the same shall be delivered to the Tenant. Tenant agrees to accept as final and determinative the calculated electrical consumption as prepared by such engineer. Notwithstanding the foregoing, monthly installments of rent attributable to Tenant's consumption of electric energy hereunder shall be effective from the date electric service becomes available to the Tenant, at the rate of $209.00 per month. Landlord may, at Landlord's election, install a separate meter for the Tenant's premises, at Landlord's sole cost and expense, in which event the Tenant shall pay for electricity as evidenced by such meter.

48.   Tenant shall look  solely to the estate and property of

Landlord in the land and buildings comprising the Demised Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies in the event of a violation by Landlord of any of the above specified provisions.

49. The Tenant acknowledges that it has been advised that the HVAC servicing the Demised Premises is designed to operate based upon an occupancy of not more than one person per 150 square feet of net useable area in the Demised Premises, and agrees that Landlord shall not be liable for any failure to perform satisfactory on the part of the HVAC in the event of any greater occupancy.

50. In measuring space within the Demised Premises, all measurements shall be to the exterior of exterior walls and to the center line of interior walls. Bathroom areas, elevator shafts, stairwells, elevator lobbies and duct space for interfloor HVAC transmissions are excluded to determine the useable area and that is divided by 85% to determine the rentable area.

51. In the event that the rental or additional rental reserved herein is not received by the Landlord within five days after the date payment is due, Tenant shall pay to Landlord as additional rent, 4% of the late rental payment as compensation for the additional cost to Landlord resulting from such late payment. This late charge shall apply despite any grace period provided for in this Lease.

52. The rent for the first month of the term of the Lease for which rent is payable shall be payable prior to Tenant's occupancy or prior to March 31, 1995, whichever shall first occur.

53. The basic annual rental rate shall be payable as follows:

         (a) For the period April 1, 1994 to March 31, 1995, the sum of SIXTEEN THOUSAND TWO HUNDRED SEVENTY TWO DOLLARS ($16,272.00) per annum ($1,356.00 per month);

         (b) For the period April 1, 1995 to March 31, 1996, the sum of TWENTY ONE THOUSAND TWO HUNDRED SEVENTY SIX DOLLARS ($21,276.00) per
annum
         ($1,773.00 per month); and

         (c) For the period April 1, 1996 to June 30, 1997, the sum of TWENTY TWO THOUSAND FOUR HUNDRED TWENTY EIGHT DOLLARS ($22,428.00) per
annum
         ($1,869.00 per month).

54. Landlord agrees, at Landlord's sole cost and expense, to perform the following work, labor and services and supply the material required therefor:

         (a) Provide new carpeting throughout the entire space chosen by Tenant from Landlord's building standard samples.

         (b) Repaint entire suite in color selected by Tenant from Landlord's building standard samples.

         (c) Replace all stained ceiling tiles.

         (d) Install pass-thru glass opening between two windowed offices.

         (e) Secure door to unrented office with lock.

In all other respects, the Tenant accepts the premises in their "as is" condition.

55. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 etc. or, where permitted, pursuant to the terms of this Lease, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to the Landlord an instrument confirming such assumption.

56. Tenant has deposited with Landlord by check subject to collection the sum of $4,068.00 as security for the performance by the Tenant of the terms, covenants and conditions of this Lease on the part of the Tenant to be performed. On condition that the Tenant is not then in default under the terms of the Lease, the sum of $522.00 is to be returned to the Tenant at the commencement of the thirteenth (13th) month of the term of this Lease. The remaining $3,546.00 shall continue on deposit under this Lease for the balance of the Lease term in accordance with the provisions of paragraph 34 above. In lieu of returning the aforesaid sum of $522.00, the Landlord may apply the same on account of rent due to the Landlord from the Tenant for the thirteenth (13th) month of the term of the Lease.

57. Notwithstanding anything to the contrary in paragraph 47 above, payment at the rate of $209.00 per month for the consumption by the Tenant of electric energy shall be deemed included in the basic annual rent set forth in paragraph 53 for the period April 1, 1994 to March 31, 1995 only. Notwithstanding anything heretofore said in this paragraph 57, this paragraph shall be deemed deleted and of no further force or effect as if never written for the period commencing April 1, 1995 and for the balance of the term of this Lease.

58.     The provisions of paragraph 3 to the contrary notwithstanding:

        (a) Landlord's approval of contractors or mechanics shall not be unreasonably withheld or delayed.

        (b) The Workmen's Compensation, general liability and personal and property damage insurance shall be such as the Landlord may reasonably require.

        (c) Tenant may discharge any mechanic's lien filed by satisfying the same.

59. The provisions of paragraph 4 to the contrary notwithstanding, Landlord agrees to exercise due diligence and take reasonable measures to minimize any inconvenience, annoyance or injury arising from the performance of any such repairs, alterations, additions or improvements, but the foregoing shall not required the Landlord to perform the same on an overtime basis.

60. To the last sentence of paragraph 8, there shall be added the following:
"which notice shall be given promptly following the commencement of any such action or proceeding."

61. The provisions in paragraph 10 to the contrary notwithstanding, Tenant shall have the right to make a claim (separate and apart from the claim of Owner), for the value of: (i) improvements, alterations and additions made to the Demised Premises by Tenant at Tenant's expense, as long as they are not replacements of any improvements, alterations or additions previously existing in the Demised Premises or for which Owner gave Tenant any credit or allowances; and (ii) Tenant's furniture, fixtures, machinery and equipment contained in the Demised Premises and for expenses (including but not limited to moving expenses and attorneys' fees) incurred by Tenant as a result of any such proceedings. Notwithstanding the foregoing, in no event shall any award to Tenant result in Owner receiving an award in a lesser amount than it would have received if Tenant had not applied for and received its award.

62. The provisions of paragraph 13 to the contrary notwithstanding, Landlord hereby agrees that (except in the case of an emergency) Landlord shall not exercise its right of entry under this Article without prior notice to Tenant (which may be oral and telephonic) and, in any event, only during Tenant's business hours. Landlord, in exercising any such right of entry or making such repairs, replacements and improvements or performing any work in the Demised Premises shall use reasonable efforts (but Landlord shall not be obligated to perform work on an overtime or premium pay basis) to minimize its interference with the conduct of Tenant's business in the Demised Premises.

63. The provisions of paragraph 16(a) and 17(1) to the contrary notwithstanding, Tenant shall have twenty (20) days in which to have any involuntary bankruptcy proceeding dismissed.

64. With respect to the discount rate set forth in paragraph 16(b), the percentage shall be changed from four (4%) percent to eight (8%) percent.

65. The provisions of paragraph 18 and 19 to the contrary notwithstanding, Tenant shall have fifteen (15) days after notice within which to cure any violation of the Lease which does not require the payment of a sum of money only provided that if the performance of such obligation, by its nature, cannot be fully performed within such fifteen (15) day period, Tenant shall not be in default if Tenant has promptly commenced or procured commencement of the same and proceeds expeditiously and continually in good faith.

66. Tenant shall be entitled to ingress to, and egress from, the Demised Premises through the public portions of the building, except at certain times as may otherwise be specifically set forth in the Lease.

67.     The   provisions   of   paragraph   33   to   the   contrary
notwithstanding:

         (a) Notice of any additional rules or regulations shall be in writing and shall become effective on the tenth (10th) day following the giving of such notice; and

         (b) The Landlord agrees not to enforce the rules and regulations in a manner which unreasonably discriminates against the Tenant.


                                      DONALD E. AXINN

                                      By:/s/ Donald E. Axinn
                                         --------------------------

                                      MIKE'S ORIGINAL, INC.

                                      By:/s/ Michael Rosen, President
                                         ----------------------------

                                   AMENDMENT

     AGREEMENT made as of the 6th day of February 1995 by and between DONALD E. AZINN, having an office at 131 Jericho Turnpike, Jericho, New York 11753 (hereinafter referred to as "Landlord") and MIKE'S ORIGINAL, INC., having an office at 131 Jericho Turnpike, Jericho, New York 11753 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto as Landlord and Tenant respectively entered into an Agreement of Lease (the "Lease") with respect to Suite 402 in the building known as 131 Jericho Turnpike, Jericho, New York (the "Original Premises"), as more fully described in the Lease; and

     WHEREAS, the parties hereto desire to expand the Original Premises and modify the Lease as hereinafter provided.

     NOW THEREFORE, in consideration of the premises, IT IS AGREED AS FOLLOWS:

     1. The Original Premises are, as of the Effective Date hereof, expanded to include the additional premises ("Additional Premises") shown on the plan annexed hereto as Exhibit "A".

     2. Commencing the Effective Date hereof , the annual basic rental rate shall be increased by the sum of FIVE THOUSAND SEVEN HUNDRED TWENTY FOUR DOLLARS ($5,724.) ($477.00 per month).

     3. On and after the Effective Date, Tenant's proportionate share as defined in the Lease shall be increased by 1% to 5.3%, and Tenant's allocation of parking shall be increased by space for 1 automobile.

     4. Tenant represents to Landlord that Tenant dealt with no broker in connection with this Expansion Agreement.

     5. The Landlord shall not be required to perform any work, labor or services or supply any materials to prepare the Additional Premises for Tenant's occupancy, Tenant agreeing to accept the same in their "as is" condition, except as set forth in the annexed work letter.

     6. Notwithstanding anything aforesaid to the contrary, the Effective Date hereof shall be the earlier of: (i) the date that Tenant takes occupancy in whole or in part of the Additional Premises: or (ii) the date Landlord's work as set forth in paragraph 5 hereof and the annexed work letter is substantially completed and possession of the Additional Premises by the Landlord to the Tenant shall be evidenced by written notice given by the Landlord to the Tenant stating that the work to be performed in paragraph 5 hereof has been substantially completed and the Additional Premises are ready for occupancy by the Tenant. The parties shall execute an agreement setting forth the Effective Date upon which the obligation of the Tenant for base annual rent as set forth in paragraph 2 above with respect to the Additional Premises shall have commenced. If such Effective Date is not the first day of a calendar month, the Tenant shall pay pro rata rent in advance for the period from the Effective Date to the first day of such following calendar month. On and after the first day of such following calendar month, Tenant shall pay rent as provided in paragraph 2 of this Agreement. For the purposes of this paragraph, "substantial completion" shall be defined and construed to mean completion of all work to be performed by Landlord except such items as do not materially interfere with the use of the Additional Premises by the Tenant for the purpose intended in the Lease. With respect to "undone" items, Landlord agrees to pursue the completion of the same continuously and in good faith.

     7. The term of the Lease with respect to the Additional Premises shall terminate and expire as provided in the Lease for the Original Premises.

     8. Except as herein modified, the terms, covenants and conditions of the Lease are hereby ratified, confirmed and agreed to and shall continue in full force and effect with respect to the Original Premises and the Additional Premises.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the first day above written.

                                        DONALD E. AXINN
                                        By: /s/ Donald E. Axinn

                                        MIKE'S ORIGINAL, INC.
                                        By: /s/   Michael Rosen

                                    EXHIBIT B

                                   Work Letter

                   Mike's Original - 259 rentable square feet


     1. Create new door from new front office to existing open area, as shown on attached plan.

     2. Replace stained ceiling tiles.

     3. Finish off (trim up) existing sheetrock wall that divided the two rooms, as shown on attached plan.

     4. Carpet entire cross-hatched area, as shown on the attached plan, to match existing color. (Iced Blue #3007 - 20 oz.)

     5. Print Walls in cross-hatched area, as shown on the attached plan, to match existing color. (Atrium White -Benjamin Moore)

     6. Provide that existing electric in cross - hatched area on attached plan is in working order.

     7. Separate electric to provide overhead lighting in each office with a light switch in each office.